SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 9, 2004

TRUMP HOTELS & CASINO RESORTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13794	13-3818402
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey		08401
(Address of principal executive offices)		(Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

TRUMP ATLANTIC CITY ASSOCIATES

(Exact name of registrant as specified in its charter)

New Jersey	333-00643	22-3213714
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey		08401
(Address of principal executive offices)		(Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

TRUMP ATLANTIC CITY FUNDING, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-00643	22-3418939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey		08401
(Address of principal executive offices)		(Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

TRUMP ATLANTIC CITY FUNDING II, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-43979	22-3550202
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey		08401
(Address of principal executive offices)		(Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

TRUMP ATLANTIC CITY FUNDING III, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-43975	22-3550203
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey		08401
(Address of principal executive offices)		(Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

TRUMP CASINO HOLDINGS, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-104916	45-0475879
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

C/O Trump Hotels & Casino Resorts Holdings, L.P. 1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey		08401
(Address of principal executive offices)		(Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

TRUMP CASINO FUNDING, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-104916	45-0475877
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

C/O Trump Hotels & Casino Resorts Holdings, L.P. 1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey		08401
(Address of principal executive offices)		(Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

ITEM 5.                     Other Events.

On August 9, 2004, Trump Hotels & Casino Resorts, Inc. (“THCR” or the “Company”) and certain of its subsidiaries entered into a Restructuring Support Agreement (the “Restructuring Support Agreement”) with (a) certain holders (the “TAC Holders”) of the 11.25% First Mortgage Notes due 2006 of Trump Atlantic City Associates and Trump Atlantic City Funding, Inc., Trump Atlantic City Funding II, Inc. and Trump Atlantic City Funding III, Inc. (collectively, the “TAC Notes”), and (b) Donald J. Trump, as the beneficial owner of debt and equity securities of the Company and its subsidiaries, regarding a proposed recapitalization of the Company and its subsidiaries (the “Potential Recapitalization”).  A copy of the form of the Restructuring Support Agreement is attached hereto as Exhibit 99.1, and is hereby incorporated by reference into this Item 5.

On August 9, 2004, the Company entered into a second exclusivity agreement (the “Second Exclusivity Agreement”) and an amendment to certain letter agreements (the “Letter Agreement Amendment”) previously entered into between the Company and certain of its subsidiaries and DLJ Merchant Banking Partners III, L.P. (“DLJMB”) in connection with a potential equity investment of up to $400 million by DLJMB in connection with the Potential Recapitalization.  A copy of the Second Exclusivity Agreement is attached hereto as Exhibit 99.2 and a copy of the Letter Agreement Amendment is attached hereto as Exhibit 99.3, each of which is hereby incorporated by reference into this Item 5.

ITEM 7.             Exhibits.

(c)                                  Exhibits

Exhibit No.	Description

99.1	Form of Restructuring Support Agreement, dated August 9, 2004

99.2	Second Exclusivity Agreement, dated August 9, 2004

99.3	Letter Agreement Amendment, dated August 9, 2004

99.4	Press Release of Trump Hotels & Casino Resorts, Inc., dated August 9, 2004

99.5	Projections, dated April 22, 2004

ITEM 9.                  Regulation FD Disclosure.

The information set forth under this Item 9, “Regulation FD Disclosure,” including Exhibits 99.4 and 99.5 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Attached hereto as Exhibit 99.4 is a press release issued by the Company on August 9, 2004, announcing, among other things, the execution of the Restructuring Support Agreement, the Second Exclusivity Agreement and the Letter Agreement Amendment. For a clarification of the proposed bondholder recovery for the TCH Holders (as defined below), see Appendix B of the term sheet attached as an Exhibit A to the Restructuring Support Agreement.

In connection with the Potential Recapitalization, the Company has held discussions with certain holders of the TCH Notes, which have formed a committee (the “TCH Noteholder Committee”) to discuss a Potential Recapitalization, and the TCH Noteholder Committee has engaged legal and financial advisors.  As part of those discussions, the Company delivered to the TCH Noteholder Committee a proposal that provided for a proposed recovery for the TCH First Priority Notes (as defined below) of amounts in excess of the aggregate accreted amount of those notes as of September 30, 2004. The proposal made by the Company provided for recovery on a current basis by the holders of TCH First Priority Notes of a portion of original issue discount, as well as the accrual of additional interest, in each case that may be different from what is provided for under the indenture governing such notes or may not be allowed in a chapter 11 restructuring.  The additional interest accruals may have resulted in interest on the TCH First Priority Notes at a higher or lower rate, depending on assumptions as to the timing of the completion of the transaction and other factors.  On August 9, 2004, the TCH Noteholder Committee informed the Company that such committee was not in agreement with the proposal made by the Company, and such proposal is no longer outstanding.  The Company has not reached any specific agreement with the TCH Noteholder Committee or any other holders of the TCH Notes concerning a Potential Recapitalization, and there is no assurance that the Company will reach such an agreement with such holders. The Company’s current proposal contemplates a recovery by holders of TCH First Priority Notes of approximately the accreted value of the TCH First Priority Notes (approximately 95.6% of the aggregate principal face amount), which the Company believes is an appropriate recovery under the Bankruptcy Code.

The Company’s announcement to implement the Potential Recapitalization though a Chapter 11 proceeding pursuant to a pre-negotiated plan of reorganization is expected to cause the New York Stock Exchange to suspend the trading of, and may result in the delisting of, the Company’s current common stock.  The recapitalized Company intends to apply to have its new common stock listed on the New York Stock Exchange or other national securities exchange upon the consummation of the Potential Recapitalization.

Any securities proposed to be issued in connection with a Potential Recapitalization (including the new notes referenced in the Evaluation Material and the Restructuring Support Agreement) have not been registered under the Securities Act of 1933 or any state securities laws and unless so registered may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933 and applicable state securities laws.  The Evaluation Material, Restructuring Support Agreement and Second Exclusivity Agreement do not constitute an offer to sell or the solicitation of offers to buy any security and shall not constitute an offer, solicitation or sale of any security in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Attached hereto as Exhibit 99.5 are certain financial projections (the “Projections,” together with the term sheet attached as Exhibit A to the Restructuring Support Agreement, the “Evaluation Material”) prepared by the Company in April, 2004, and submitted by the Company to the TAC Holders on April 22, 2004, and certain holders (the “TCH Holders,” together with the TAC Holders, the “Noteholders”) of the 11.625% First Priority Mortgage Notes due 2010 (the “TCH First Priority Notes”) and the 17.625% Second Priority Mortgage Notes due 2010 of Trump Casino Holdings, LLC and Trump Casino Funding, Inc. (the “TCH Second Priority Notes,” together with the TCH First Priority Notes, the “TCH Notes”), on June 17, 2004, in connection with the Potential Recapitalization and pursuant to confidentiality agreements executed between the Company and each of the Noteholders (such agreements, as amended, the “Confidentiality Agreements”).  The confidentiality obligations under such Confidentiality Agreements have terminated.  Pursuant to the Confidentiality Agreements, the Company agreed to file the Evaluation Material with the Securities and Exchange Commission on a Current Report on Form 8-K or other periodic report required or permitted to be filed under the Securities Exchange Act of 1934, as amended.

Note Regarding Presentation of Non-GAAP Financial Measures

In addition to the other measures of operating performance that have been presented in accordance with generally accepted accounting principals (“GAAP”) in this Current Report on Form 8-K and in the attached Evaluation Material, the Company has presented EBITDA, which constitutes a non-GAAP financial measure, as defined in Regulation G promulgated by the Securities and Exchange Commission, with respect to the years ending 2004 through 2009.  The Company believes that its presentation of EBITDA provided supplementary information that would have been useful to the Noteholders in evaluating the Evaluation Material.  In the Evaluation Material, “EBITDA” is defined as income from operations before depreciation, amortization, non-cash write-downs and charges related to regulatory obligations and debt renegotiation costs.  EBITDA should not be construed as a substitute for either income from operations or net income as they are determined in accordance with generally accepted accounting principles.  EBITDA is used as a measure to compare projected operating results among the Company’s properties and between accounting periods.  Management also believes that EBITDA is a commonly used measure of operating performance in the gaming industry and is an important basis for the valuation of gaming companies.  The Company’s calculation of EBITDA may not be comparable to similarly titled measures reported by other companies and, therefore, any such differences must be considered when comparing performance among different companies.  While management believes EBITDA provides a useful perspective for some purposes, EBITDA has limitations as an analytical tool.  Therefore, management does not consider EBITDA in isolation, and it should not be considered as a substitute for measures determined in accordance with GAAP.

The Company has not included projections of income from operations or net income for the years ending 2004 through 2009, as such projections were not readily accessible to the Company on a forward-looking basis.  The Evaluation Material was made with the intent of providing EBITDA information to the Noteholders.  Any reconciliation of EBITDA to income from operations or net income would have involved a multitude of uncertainties and assumptions, including, among other factors, uncertain accounting treatment with respect to the Company’s properties and assets following a Potential Recapitalization, the composition of the Company’s assets after a Potential Recapitalization, non-cash adjustments, non-recurring charges and extraordinary items relating to the Potential Recapitalization and the Company’s business going forward, future debt levels, the cost of debt financing, tax rates, tax treatments, including the availability of net operating loss deductions, as well as other applicable risks and assumptions identified in “Cautionary Statement Regarding Forward-Looking Statements,” set forth below.

Cautionary Statement Regarding Forward-Looking Statements

The information contained herein and in the attached exhibits includes statements reflecting assumptions, expectations, projections, intentions or beliefs about future events that are intended as “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  The forward-looking statements made herein and in the attached exhibits are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995.  All statements included or incorporated by reference herein or in the attached exhibits, other than statements of historical fact, that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements.  These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance and achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.  This can occur as a result of inaccurate assumptions or as a consequence of known or unknown risks and uncertainties.  You can identify these statements by the fact that they do not relate strictly to historical or current facts.  They use words such as “anticipate,” “estimate,” “intend,” “plan,” “project,” “forecast,” “may,” “predict,” “target,” “potential,” “proposed,” “contemplated,” “will,” “should,” “could,” “would,” “expect” and other words of similar meaning.  Any or all of the forward-looking statements may turn out to be wrong.  They can be affected by inaccurate assumptions or by known or unknown risks, uncertainties and other factors.  These risks, uncertainties and other factors include the following factors as well as other factors described from time to time in the Company’s reports filed with the Securities and Exchange Commission:

•                  the Company’s ability to negotiate and execute definitive transaction documents in connection with the Potential Recapitalization and perform its obligations thereunder;

•                  the Company’s ability to obtain the required consents of noteholders and other consistencies necessary to implement the Potential Recapitalization;

•                  DLJMB’s proposed investment in the Company and DLJMB’s role in the reorganized Company should the Potential Recapitalization be consummated;

•                  the Company’s ability to negotiate arrangements with Donald J. Trump in connection with the Potential Recapitalization;

•                  court approval of the Potential Recapitalization, including, but not limited to, court approval of the Company’s first day papers and other motions prosecuted by it from time to time;

•                  the Company’s ability to develop, prosecute, confirm and consummate a plan of reorganization with respect to a chapter 11 case (or any significant delay with respect thereto);

•                  the risk that certain parties may challenge the enforceability of the Restructuring Support Agreement in connection with a chapter 11 proceeding;

•                  risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for the Company to propose and confirm one or more plans of reorganization, or for the appointment of a chapter 11 trustee or to convert the case to a chapter 7 case;

•                  the Company’s ability to continue as a going concern;

•                  the Company’s ability to obtain trade credit, and shipments and terms with vendors and service providers for current and future orders;

•                  the Company’s ability to maintain contracts and business relationships that are critical to its operations and that of the reorganized Company;

•                  the impact of the Potential Recapitalization on the Company’s operations going forward, including the impact on the Company’s ability to negotiate favorable terms with suppliers, customers, landlords and others;

•                  the Company’s alternatives if the Potential Recapitalization is not consummated, including undertaking transactions that may have unforeseeable consequences to the holders of the Company’s common stock and the debt of its subsidiaries;

•                  the Company’s financial condition, including its substantial indebtedness and ability to satisfy its significant debt maturities;

•                  the Company’s ability to manage costs and to generate sustainable earnings and cash flow from its assets and businesses;

•                  the Company’s ability to make certain capital expenditures that it has not been able to make in light of its high levels of indebtedness and related interest expense;

•                  the direct or indirect effects on the Company’s business of any downgrades in its credit ratings (or actions the Company may take in response to changing credit ratings criteria), including refusal by counterparties to enter into transactions with the Company and the Company’s inability to obtain credit or capital in amounts or on terms that are considered favorable;

•                  the Company’s beliefs and assumptions relating to its debt and liquidity position, including the Company’s ability to refinance its obligations pursuant to the terms of the Potential Recapitalization, including its obligations under the TAC Notes and TCH Notes, as they become due;

•                  the Company’s ability to increase capital expenditures and make improvements on its properties, including financing and achieving cost savings, improved margins and increased market share as a result of such increased capital expenditures;

•                  the Company’s expectations regarding increased revenues from slot machines and table play in future years;

•                  projected operating or financial results, including projected revenues, EBITDA and capital expenditures in future years;

•                  the effect of economic, credit and capital market conditions on the economy in general, and on gaming and hotel companies in particular;

•                  the effects of environmental and structural building conditions relating to the Company’s properties;

•                  access to available and feasible financing and insurance;

•                  changes in laws (including increased tax rates), regulations or accounting standards, insurance premiums and third-party relations and approvals, and decisions of courts, regulators and governmental bodies;

•                  litigation outcomes and judicial actions, including gaming legislative action, referenda and taxation;

•                  cost and other effects of legal and administrative proceedings, settlements, investigations and claims;

•                  applications for licenses and approvals under applicable laws and regulations, including gaming laws and regulations;

•                  employee workforce factors including the hiring and retention of key executives, collective bargaining agreements with union employees or work stoppages;

•                  risks associated with any potential new construction, including the Company’s ability to complete such construction on time and within budget;

•                  the ability of the Company’s customer-tracking programs and marketing to continue to increase or sustain customer loyalty;

•                  uncertainty of casino spending and vacationing in hotel casino resorts;

•                  occupancy rates and average room rates in the markets in which the Company operates;

•                  abnormal gaming hold percentages;

•                  acts of war or terrorist incidents; and

•                  the effects of competition, including locations of competitors and operating and market competition, including the Company’s ability to maintain or increase market share in the markets in which the Company operates.

In addition, there may be other factors that could cause the Company’s actual results to be materially different from the results referenced, expressed or implied, in the forward-looking statements.  Many of these factors will be important in determining the Company’s actual future results.  Consequently, no forward-looking statement can be guaranteed.

The Evaluation Material and constitutes forward-looking statements and involves numerous risks and uncertainties.  While presented with numerical specificity, the Evaluation Material reflects numerous assumptions made by the Company’s management as of the date of preparation, many of which are inherently uncertain and subject to change and some of which may have changed since that date.  In addition, factors such as industry performance and general business, economic, regulatory, market and financial conditions, all of which are difficult to predict and many of which are beyond the Company’s ability to control, may cause the Evaluation Material or the underlying assumptions to be inaccurate.  Accordingly, it is expected that there will be differences between actual and projected results, and actual results may be materially greater or less than those contained in the Evaluation Material.  The Evaluation Material is not fact and should not be relied upon as being indicative of future results, and you are cautioned not to place undue reliance on the Evaluation Material.

The Company does not, as a matter of course, publicly disclose financial forecasts.  As such, the Evaluation Material contained herein was not prepared with a view towards public disclosure or compliance with published guidelines of the Securities and Exchange Commission, the guidelines established by the American Institute of Certified Public Accountants for Prospective Financial Information or generally accepted accounting principles.  The Company’s certified public accountants have not examined or compiled any of the Evaluation Material or expressed any conclusion or provided for any form of assurance with respect to the Evaluation Material and, accordingly, assume no responsibility for it.  Neither the Company nor any of its affiliates, advisors or representatives has made or makes any representation to any person regarding the Company’s ultimate performance compared to the information contained in the Evaluation Material, nor does any such party assume any responsibility for the validity, reasonableness, accuracy or completion of any forecasts contained in such Evaluation Material.

All forward-looking statements contained herein or in the attached exhibits, and all subsequent written and oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this cautionary statement.  Forward-looking statements speak only as of the date they are made, and the Company disclaims any obligation to update any forward-looking statements, including the Evaluation Material contained herein and in the attached exhibits, to reflect events or circumstances after the date hereof or the date of such exhibits, as the case may be, except as otherwise required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUMP HOTELS & CASINO RESORTS, INC.

	/s/	John P. Burke
John P. Burke
Executive Vice President and Corporate Treasurer

Dated: August 9, 2004

TRUMP ATLANTIC CITY ASSOCIATES

	By:	TRUMP ATLANTIC CITY HOLDING, INC., its Managing General Partner

	/s/	John P. Burke
John P. Burke
Vice President and Treasurer

Dated: August 9, 2004

TRUMP ATLANTIC CITY FUNDING, INC.

By:

	/s/	John P. Burke
John P. Burke
Treasurer

Dated: August 9, 2004

TRUMP ATLANTIC CITY FUNDING II, INC.

By:

	/s/	John P. Burke
John P. Burke
Treasurer

Dated: August 9, 2004

TRUMP ATLANTIC CITY FUNDING III, INC.

By:

	/s/	John P. Burke
John P. Burke
Treasurer

Dated: August 9, 2004

TRUMP CASINO HOLDINGS, LLC

	By:	/s/ John P. Burke
John P. Burke
Executive Vice President (Duly Authorized Officer and Principal Financial and Accounting Officer)

Dated: August 9, 2004

TRUMP CASINO FUNDING, INC.

	By:	/s/ John P. Burke
John P. Burke
Executive Vice President (Duly Authorized Officer and Principal Financial and Accounting Officer)

Dated: August 9, 2004

EXHIBIT INDEX

Exhibit No.	Description

99.1	Form of Restructuring Support Agreement, dated August 9, 2004

99.2	Second Exclusivity Agreement, dated August 9, 2004

99.3	Letter Agreement Amendment, dated August 9, 2004

99.4	Press Release of Trump Hotels & Casino Resorts, Inc., dated August 9, 2004

99.5	Projections, dated April 22, 2004